UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 25, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2003-HI3)

                       Residential Funding Mortgage Securities II, Inc.
                    (Exact name of registrant as specified in its charter)

DELAWARE                            333-76246              41-1808858
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)

                           8400 Normandale Lake Blvd.
                                    Suite 250
                          Minneapolis, Minnesota 55437
                        (Address of Principal (Zip Code)
                               Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 28, 2003; Commission File Number 1-10777) the unaudited consolidated financial statements of the credit enhancer and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Commission on May 15, 2003), June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Commission on August 14, 2003) and the Current Reports on Form 8-K filed with the Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003 and July 18, 2003, as
each related to Ambac Assurance Corporation, are hereby incorporated by reference into this prospectus supplement and shall be deemed to be a part hereof.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:


                       Item 601(a) of
                       Regulations S-K
Exhibit No.            Exhibit No.           Description
1                      23                    Consent of KPMG LLP,
                                             independent accountants of
                                             Ambac Assurance Corporation
                                             and subsidiaries with respect to
                                             the Residential Funding Mortgage
                                             Securities II, Inc. Home
                                             Loan-Backed Notes, Series
                                             2003-HI3.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES II, INC.

                                               By:    /s/ Mark White
                                               Name: Mark White
                                               Title:Vice President

Dated: September 23, 2003


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                                  EXHIBIT INDEX


                    Item 601(a) of
Exhibit             Regulation S-K
Number              Exhibit No.            Description

1                   23                     Independent Auditors' Consent



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                                    EXHIBIT I

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-76246) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement ) via the Form 8-K of the Registrant dated September 22, 2003, of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three year period ended December 31, 2002, which report appears in the Form 10-K of Ambac
Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

New York, New York
September 22, 2003

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